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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Registration Statement on Amendment No. 1 to Form S-1 of our report dated February 4, 2000, except for Note 14 for which the date is May 30, 2000, relating to the consolidated financial statements of SpeechWorks International, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 30, 2000